UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  November  09, 2005

Russ Berrie and Company, Inc.

(Exact Name of Registrant as Specified in Charter)

New Jersey	1-8681	22-1815337
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

111 Bauer Drive, Oakland, New Jersey 07436

(Address of Principal Executive Offices)  (Zip Code)

Registrant’s telephone number, including area code: (201) 337-9000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR  230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information

Item 2.02  Results of Operations and Financial Condition

On November 09, 2005, Russ Berrie and Company, Inc. issued a press release announcing, among other things, results of operations and financial condition for the third quarter ended September 30, 2005.  Attached hereto as Exhibit 99.1 is a copy of the press release.

Section 9 - Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits

(c)           Exhibits.  Attached hereto as Exhibit 99.1 is the press release of Russ Berrie and Company, Inc. announcing, among other things, results of operations and financial condition for the third quarter ended  September 30, 2005.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 09, 2005		RUSS BERRIE AND COMPANY, INC.

	By:	/s/ John D. Wille
John D. Wille
Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release of Russ Berrie and Company, Inc., dated November 09, 2005, announcing, among other things, results of operations and financial condition for the third quarter ended September 30, 2005.